ICAP

                                   Prospectus




                                                  December 31, 1997


                                                  ICAP Funds

                                                  Discretionary
                                                  Equity
                                                  Portfolio

                                                  Equity
                                                  Portfolio

                                                  Select
                                                  Equity
                                                  Portfolio

                                                  Euro Select
                                                  Equity
                                                  Portfolio



               Table of Contents
                                         page

HIGHLIGHTS                                  3

SUMMARY OF PORTFOLIO
EXPENSES                                    5

FINANCIAL HIGHLIGHTS                        7

PRIOR PERFORMANCE OF
PRIVATE ACCOUNTS OF THE ADVISER             9

INVESTMENT OBJECTIVES
AND POLICIES                               11

 DISCRETIONARY EQUITY
 PORTFOLIO                                 11

 EQUITY PORTFOLIO                          12

 SELECT EQUITY PORTFOLIO                   12

 EURO SELECT EQUITY PORTFOLIO              13

INVESTMENT TECHNIQUES
AND RISKS                                  14

INVESTMENT RESTRICTIONS                    18

MANAGEMENT                                 18

HOW TO PURCHASE
SHARES                                     20

HOW TO REDEEM SHARES                       21

EXCHANGE PRIVILEGE                         23



                                         page

TAX-SHELTERED
RETIREMENT PLANS                           24

DIVIDENDS, CAPITAL GAIN
DISTRIBUTIONS AND
TAX TREATMENT                              24

DETERMINATION OF
NET ASSET VALUE                            25

SHAREHOLDER REPORTS                        26

FINANCIAL INTERMEDIARIES                   26

ORGANIZATION                               26

ADMINISTRATOR AND
FUND ACCOUNTANT                            27

CUSTODIAN AND
TRANSFER AGENT                             27

COMPARISON OF
INVESTMENT RESULTS                         27

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offer to sell securities in any state to any person to whom it is unlawful to make such offer in such state.




                               December 31, 1997

                                ICAP FUNDS, INC.

                       225 West Wacker Drive, Suite 2400
                            Chicago, Illinois 60606
                                 1-888-221-ICAP
                                (1-888-221-4227)



ICAP FUNDS, INC. is an open-end, management investment company, known as a mutual fund (the "Company"). The Company is currently comprised of the following four portfolios, the first two of which are diversified portfolios and the last two of which are non-diversified portfolios: the ICAP DISCRETIONARY EQUITY PORTFOLIO (the "Discretionary Equity Portfolio"), the ICAP EQUITY PORTFOLIO (the "Equity Portfolio"), the ICAP SELECT EQUITY PORTFOLIO (the "Select Equity Portfolio") and the ICAP EURO SELECT EQUITY PORTFOLIO (the
"Euro Select Portfolio") (collectively referred to as the "Portfolios"). The Portfolios are 100% "no-load." There are no sales, redemption or 12b-1 fees.

The investment objective of both the Discretionary Equity and Equity Portfolios is to seek a superior total return with only a moderate degree of risk. This investment objective is relative to and measured against the Standard & Poor's 500 Stock Index (the "S&P 500"); the Discretionary Equity and Equity
Portfolios each seek to achieve a total return greater than the S&P 500 with an equal or lesser degree of risk than the S&P 500. Both Portfolios seek to achieve this investment objective primarily through the capital appreciation of investments in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $500 million. The Discretionary Equity and Equity Portfolios are distinguished in the following manner: the Discretionary Equity Portfolio has the discretion to invest up to 35% of its total assets and, for temporary defensive purposes, up to 100% of its total assets, in cash and short-term fixed income securities, hence the name "Discretionary" Equity Portfolio, while the Equity Portfolio will not invest in cash or short-term fixed income securities for investment purposes, but rather intends, under normal market conditions, to be virtually fully invested at all times.

The investment objective of the Select Equity Portfolio is to seek a superior total return. This investment objective is relative to and measured against the S&P 500; the Select Equity Portfolio seeks to achieve a total return greater than the S&P 500. The Select Equity Portfolio seeks to achieve its investment objective primarily through the capital appreciation of investments in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $500 million. While the Select Equity, Discretionary Equity and Equity Portfolios are similar in terms of the types of securities in which each Portfolio may invest, the Select Equity Portfolio will concentrate its investments in fewer securities and/or companies than the Discretionary Equity and Equity Portfolios. The Select Equity Portfolio has the discretion to invest up to 35% of its total assets and, for temporary defensive purposes, up to 100% of its total assets, in cash and short-term fixed income securities.

The investment objective of the Euro Select Portfolio is to seek a superior total return with income as a secondary objective. This investment objective is relative to and measured against the Morgan Stanley Capital International Euro Index (the "Euro Index"); the Euro Select Portfolio seeks to achieve a total return greater than the Euro Index. The Euro Select Portfolio seeks to achieve its investment objective primarily through the capital appreciation of investments in equity securities, predominantly American Depositary Receipts ("ADRs"), of established European companies with market capitalizations of at least $1 billion. At any time, the Euro Select Portfolio will be invested in a relatively limited number of securities and/or companies. The Euro Select Portfolio has the discretion to invest up to 35% of its total assets and, for temporary defensive purposes, up to 100% of its total assets, in cash and short-term fixed income securities.

This Prospectus sets forth concisely the information that you should be aware of prior to investing in the Company. Please read this Prospectus carefully and retain it for future reference. Additional information regarding the Company is included in the Statement of Additional Information dated December 31, 1997, which has been filed with the Securities and Exchange Commission and is incorporated in this Prospectus by reference. A copy of the Company's Statement of Additional Information is available without charge by writing to the Company at ICAP Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2160, Milwaukee, Wisconsin 53201-2160 or by calling 1-888-221-ICAP (1-888-221-4227).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   HIGHLIGHTS


                             Investment Objectives

GENERAL. The Company is currently comprised of the following four portfolios, the first two of which are diversified portfolios and the last two of which are non-diversified portfolios: the Discretionary Equity Portfolio, the Equity Portfolio, the Select Equity Portfolio and the Euro Select Portfolio.

DISCRETIONARY EQUITY AND EQUITY PORTFOLIOS. The investment objective of both the Discretionary Equity and the Equity Portfolios is to seek a superior total return with only a moderate degree of risk. This investment objective is relative to and measured against the S&P 500. Both Portfolios seek to achieve this investment objective primarily through the capital appreciation of investments in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $500 million. The distinction between the two Portfolios is that the Discretionary Equity Portfolio may invest up to 35% of its total assets and, for temporary defensive purposes, up to 100% of its total assets, in cash and short-term fixed income securities, while the Equity Portfolio intends, under normal market conditions, to be virtually fully invested at all times.

SELECT EQUITY PORTFOLIO. The investment objective of the Select Equity Portfolio is to seek a superior total return. This investment objective is relative to and measured against the S&P 500. The Select Equity Portfolio seeks to achieve its investment objective primarily through the capital appreciation of investments in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $500 million. At any time, the Select Equity Portfolio will be invested in a relatively limited number of securities and/or companies..

EURO SELECT PORTFOLIO. The investment objective of the Euro Select Portfolio is to seek a superior total return with income as a secondary objective. The investment objective of the Euro Select Portfolio is relative to and measured against the Euro Index. The Euro Select Portfolio seeks to achieve its investment objective primarily through the capital appreciation of investments in equity securities, predominantly ADRs, of established European companies with market capitalizations of at least $1 billion. At any time, the Euro Select Portfolio will be invested in a relatively limited number of securities and/or companies.

Each Portfolio's investments are subject to market risk and the value of its shares will fluctuate with changing market valuations of its portfolio holdings. See "INVESTMENT OBJECTIVES AND POLICIES" and "INVESTMENT TECHNIQUES AND
RISKS."

                               Investment Adviser

INSTITUTIONAL CAPITAL CORPORATION ("ICAP") is the investment adviser to the Portfolios. ICAP was organized in 1970 and acts as the investment adviser to individual and institutional clients. As of November 30, 1997, ICAP had approximately $10 billion under management.
See "MANAGEMENT."

                           Purchases and Redemptions

Shares of the Portfolios are sold and redeemed at net asset value without the imposition of any sales or redemption charges. The minimum initial investment required by each Portfolio is $10,000. The minimum subsequent investment is $1,000. These minimums may be changed or waived at any time at the discretion of the Company. See "HOW TO PURCHASE SHARES" and "HOW TO REDEEM SHARES." Shares in one Portfolio may be exchanged for shares in another Portfolio at their relative net asset values. See "EXCHANGE PRIVILEGE."


                              Shareholder Services

Questions regarding the Portfolios may be directed to the Company at the address and telephone number below:

                                ICAP Funds, Inc.
                      c/o Sunstone Investor Services, LLC
                                 P.O. Box 2160
                        Milwaukee, Wisconsin 53201-2160
                                 1-888-221-ICAP
                                (1-888-221-4227)


                         SUMMARY OF PORTFOLIO EXPENSES

The purpose of the following Fee Tables and Example is to assist you in understanding the various costs and expenses that you will bear directly (shareholder transaction expenses) or indirectly (annual fund operating expenses) should you invest in one or more of the Portfolios.


                                   Fee Tables


                        SHAREHOLDER TRANSACTION EXPENSES


                          DISCRETIONARY               SELECT        EURO
                             EQUITY       EQUITY      EQUITY       SELECT
                            PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
                            ---------   ---------    ---------   ---------

Sales Load Imposed on
  Purchases                   NONE         NONE        NONE         NONE

Sales Load Imposed on
  Reinvested Dividends        NONE         NONE        NONE         NONE

Deferred Sales Load
  Imposed on Redemptions      NONE         NONE        NONE         NONE

Redemption Fees               NONE         NONE        NONE         NONE

Exchange Fees                 NONE         NONE        NONE         NONE



                           ANNUAL OPERATING EXPENSES
 (after waivers and/or reimbursements) (as a percentage of average net assets)


                          DISCRETIONARY               SELECT       EURO
                             EQUITY       EQUITY      EQUITY      SELECT
                            PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
                            ---------   ---------    ---------   ---------

Management Fees               0.80%        0.80%       0.80%       1.00%

12b-1 Fees                     NONE         NONE        NONE        NONE

Other Expenses (net of
  reimbursements)                0%           0%          0%          0%
                              -----        -----       -----       -----

TOTAL OPERATING EXPENSES
  (after waivers and/or
  reimbursements)             0.80%        0.80%       0.80%       1.00%
                              =====        =====       =====       =====



For the year ended December 31, 1996, the Portfolios' investment adviser, ICAP, voluntarily agreed to waive its management fee and/or reimburse the operating expenses of the Discretionary Equity and Equity Portfolios to the extent necessary to ensure that neither Portfolio's total operating expenses exceeded 0.80% of that Portfolio's average net assets. Absent these waivers/ reimbursements, other expenses and total operating expenses for the Discretionary Equity Portfolio would have been 0.31% and 1.11%, respectively, and other expenses and total operating expenses for the Equity Portfolio would have been 0.32% and 1.12%, respectively. ICAP has voluntarily agreed to continue this waiver/reimbursement policy for the year ending December 31, 1997, and for an indefinite amount of time beyond that date.

For the year ending December 31, 1998, and for an indefinite period of time beyond that date, ICAP has also voluntarily agreed to waive its management fee and/or reimburse the operating expenses of the Select Equity and Euro Select Portfolios to the extent necessary to ensure that the Select Equity Portfolio's total operating expenses do not exceed 0.80% of the Portfolio's average net assets, and the Euro Select Portfolio's total operating expenses do not exceed 1.00% of the Portfolio's average net assets. Absent these waivers/ reimbursements, other expenses and total operating expenses for the Select Equity Portfolio are estimated to be 0.50% and 1.30%, respectively, for the year ending December 31, 1998, and other expenses and total operating expenses for the Euro Select Portfolio are estimated to be 0.51% and 1.51%, respectively, for the year ending December 31, 1998. For additional information concerning fees and expenses, see "MANAGEMENT."

There are certain charges associated with certain services offered by the Portfolios, such as a service fee of $10.00 for redemptions effected via wire transfer. See "HOW TO REDEEM SHARES." Purchases and redemptions may also be made through broker/dealers or others who may charge a commission or other transaction fee for their services.


                                    Example

You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return and (ii) redemption at the end of each time period:


             DISCRETIONARY                     SELECT          EURO
                EQUITY          EQUITY         EQUITY         SELECT
               PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
              ----------      ----------     ----------     ----------

    1 Year       $  8           $  8            $  8           $ 11

    3 Years      $ 26           $ 26            $ 26           $ 33

    5 Years      $ 46           $ 46            $ 46           $ 57

    10 Years     $102           $102            $102           $126


The Example is based on the total operating expenses specified in the Annual Operating Expenses table above. The amounts in the Example may increase absent the waivers and/or reimbursements. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The assumption in the Example of a 5% annual rate of return is required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. This return is hypothetical and should not be considered representa tive of the past or future performance of the Portfolios.

                              FINANCIAL HIGHLIGHTS

                         Discretionary Equity Portfolio

The following Financial Highlights of the Discretionary Equity Portfolio for the years ended December 31, 1996 and 1995 have been audited by Coopers & Lybrand L.L.P., independent certified public accountants. Their report is included in the Portfolios' Annual Report for the year ended December 31, 1996. The Annual Report is incorporated by reference into the Statement of Additional Information for the Portfolios. The following Financial Highlights for the six months ended June 30, 1997 have not been audited. The year-end Financial Highlights should be read in conjunction with the financial statements and related notes included in the Annual Report and the Semi-Annual Financial Highlights should be read in conjunction with the Semi-Annual Report for the six months ended June 30, 1997, copies of which may be obtained without charge by writing to or calling the Company at ICAP Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2160, Milwaukee, Wisconsin 53201-2160, 1-888-221-ICAP (1-888-221-4227). The
Discretionary Equity Portfolio commenced operations on January 1, 1995. As of the date hereof, neither the Select Equity nor the Euro Select Portfolio has commenced operations.

--------------------------------------------------------------------------------
                                     SIX MONTHS        YEAR           YEAR
(For a share outstanding                ENDED          ENDED          ENDED
throughout the period)              JUNE 30, 1997  DEC. 31,1996   DEC. 31, 1995
--------------------------------------------------------------------------------

Net asset value, beginning of period   $29.55         $25.42         $20.00

Income from investment operations:
  Net investment income                  0.29           0.36           0.31
  Net realized and unrealized gain
     on investments                      5.83           6.09           6.70
                                       ------         ------         ------
     Total income from investment
       operations                        6.12           6.45           7.01
                                       ------         ------         ------

Less distributions:
  From net investment income            (0.30)         (0.36)         (0.31)
  From net realized gain on
     investments                            -          (1.96)         (1.27)
  In excess of book net realized
     gain on investments                    -              -          (0.01)
                                       ------         ------         ------
     Total distributions                (0.30)         (2.32)         (1.59)
                                       ------         ------         ------

Net asset value, end of period         $35.37         $29.55         $25.42
                                       ======         ======         ======

Total return <F1>                      20.75%         25.55%         35.21%

Supplemental data and ratios:
  Net assets, end of period
     (in thousands)                  $145,438       $110,280        $37,362
  Ratio of expenses to average
     net assets <F2><F3>                0.80%          0.80%          0.80%
  Ratio of net investment income to
     average net assets <F2><F3>        1.79%          1.35%          1.71%
  Portfolio turnover rate <F1>            61%           138%           102%
  Average commission rate paid on
     portfolio investment
     transactions                     $0.0376        $0.0356            N/A

<F1> Not annualized for the six months ended June 30, 1997.

<F2> Net of waivers by ICAP. Without waivers of expenses, the ratio of expenses to average net assets for the Discretionary Equity Portfolio would have been 1.03%, 1.11% and 1.56%, and the ratio of net investment income to average net assets would have been 1.56%, 1.04% and 0.95% for the six months ended June 30, 1997 and the years ended December 31, 1996 and December 31, 1995, respectively.

<F3> Annualized for the six months ended June 30, 1997.


                              FINANCIAL HIGHLIGHTS

                                Equity Portfolio

The following Financial Highlights of the Equity Portfolio for the years ended December 31, 1996 and 1995 have been audited by Coopers & Lybrand L.L.P., independent certified public accountants. Their report is included in the Portfolios' Annual Report for the year ended December 31, 1996. The Annual Report is incorporated by reference into the Statement of Additional Information for the Portfolios. The following Financial Highlights for the six months ended June 30, 1997 have not been audited. The year-end Financial Highlights should be read in conjunction with the financial statements and related notes included in the Annual Report and the Semi-Annual Financial Highlights should be read in conjunction with the Semi-Annual Report for the six months ended June 30, 1997, copies of which may be obtained without charge by writing to or calling the Company at ICAP Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2160, Milwaukee, Wisconsin 53201-2160, 1-888-221-ICAP (1-888-221-4227). The Equity
Portfolio commenced operations on January 1, 1995. As of the date hereof, neither the Select Equity nor the Euro Select Portfolio has commenced operations.

-------------------------------------------------------------------------------
                                     SIX MONTHS        YEAR           YEAR
(FOR A SHARE OUTSTANDING                ENDED          ENDED          ENDED
THROUGHOUT THE PERIOD)              JUNE 30, 1997  DEC. 31,1996   DEC. 31, 1995
-------------------------------------------------------------------------------

Net asset value, beginning of period   $31.16         $26.03         $20.00

Income from investment operations:
  Net investment income                  0.23           0.31           0.28
  Net realized and unrealized gain
     on investments                      6.52           6.49           7.45
                                       ------         ------         ------

     Total income from investment
       operations                        6.75           6.80           7.73
                                       ------         ------         ------
Less distributions:
  From net investment income            (0.24)         (0.30)         (0.28)
  From net realized gain on
     investments                            -          (1.37)         (1.41)
  In excess of book net realized
     gain on investments                    -              -          (0.01)
                                       ------         ------         ------

     Total distributions                (0.24)         (1.67)         (1.70)
                                       ------         ------         ------

Net asset value, end of period         $37.67         $31.16         $26.03
                                       ======         ======         ======

Total return <F1>                      21.71%         26.26%         38.85%

Supplemental data and ratios:
  Net assets, end of period
     (in thousands)                  $280,992       $149,125        $46,788
  Ratio of expenses to average
     net assets<F2><F3>                 0.80%          0.80%          0.80%
  Ratio of net investment income to
     average net assets<F2><F3>         1.56%          1.15%          1.49%
  Portfolio turnover rate<F1>             51%           125%           105%
  Average commission rate paid on
     portfolio investment
     transactions                     $0.0370        $0.0365            N/A

<F1> Not annualized for the six months ended June 30, 1997.

<F2> Net of waivers by ICAP. Without waivers of expenses, the ratio of expenses to average net assets for the Equity Portfolio would have been 0.97%, 1.12% and 1.44%, and the ratio of net investment income to average net assets would have been 1.39%, 0.83% and 0.85% for the six months ended June 30, 1997 and for the years ended December 31, 1996 and December 31, 1995, respectively.

<F3> Annualized for the six months ended June 30, 1997.


              PRIOR PERFORMANCE OF PRIVATE ACCOUNTS OF THE ADVISER

The performance information set forth below for the private accounts of the Adviser has been calculated in accordance with recommended standards of the Association of Investment Management and Research ("AIMR"), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, if any, accrued income, if any, and realized and unrealized gains and losses. Total return is calculated quarterly in accordance with the "time-weighted" rate of return method provided for by AIMR standards, accounted for on a trade-date and accrual basis. Principal additions and withdrawals are weighted in computing the quarterly returns based on the timing of these transactions. The quarterly returns are geometrically linked to derive annual total returns.

Since 1970, ICAP has managed separate private accounts (the "Private
Accounts") which pursue substantially the same investment objective, policies and strategies, and which are managed in the same manner, as the Discretionary Equity Portfolio, and since 1991, ICAP has managed Private Accounts which pursue substantially the same investment objective, policies and strategies, and which are managed in the same manner, as the Equity Portfolio. ICAP believes that it has produced outstanding investment results over time for its Private Accounts. The Private Accounts are not subject to the same types of expenses to which the Discretionary Equity and Equity Portfolios are subject nor to the specific tax restrictions and investment limitations imposed on the Portfolios by the Internal Revenue Code of 1986, as amended (the "Code"), and the Investment Company Act of 1940, as amended (the "1940 Act"), respectively. The following chart illustrates how the performance of ICAP's Discretionary Equity Composite (a composite including all of ICAP's discretionary equity Private Accounts) and its Equity Composite (a composite including all of ICAP's equity Private Accounts) compares, where applicable, to the average performance of the S&P 500 for the most recent 1-, 3-, 5- and 10-year periods ended September 30, 1997. Also included in the chart is the performance of the Discretionary Equity and Equity Portfolios. The performance results of the composites described below could have been adversely affected if the Private Accounts included in the composites had been regulated as investment companies under the federal tax and securities laws.


               ICAP's Discretionary Equity and Equity Composites
                 and Discretionary Equity and Equity Portfolios
                       Annualized Performance vs. S&P 500
                     Performance through September 30, 1997

                        Average Annualized Total Return
                        -------------------------------


                  ICAP         Discretionary      ICAP
  Time       Discretionary        Equity         Equity       Equity
 Period     Equity Composite     Portfolio      Composite   Portfolio   S&P 500
 ------     ----------------     ---------      ---------   ---------   -------
  1 year         43.6%             45.2%          46.3%       46.9%      40.4%
 3 years         30.1%               N/A          31.7%         N/A      29.9%
 5 years         22.5%               N/A          24.6%         N/A      20.8%
10 years         16.8%               N/A            N/A         N/A      14.7%

The ICAP composite performance presented on the preceding page reflects the performance of the Private Accounts included in the Discretionary Equity and Equity Composites reduced by the annual total operating expenses (before waivers and/or reimbursements) for the Discretionary Equity and Equity Portfolios, respectively, as set forth in "SUMMARY OF PORTFOLIO EXPENSES." The performance of the Discretionary Equity and Equity Portfolios presented above reflects the performance of each Portfolio reduced by the total operating expenses actually incurred by each Portfolio for the period indicated. The S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Discretionary Equity and Equity Composites represent ICAP's past performance in managing private accounts and should not be interpreted as indicative of the past or future performance of the Discretionary Equity or Equity Portfolios. See "FINANCIAL HIGHLIGHTS."

In addition to the Private Accounts, since January 1997, ICAP has funded and managed a single separate account (the "Account") which pursues substantially the same investment objective, policies and strategies, and employs the same management style, as that of the Euro Select Portfolio. Like the Private Accounts, the Account is not subject to the same types of expenses to which the Euro Select Portfolio is subject nor to the specific tax restrictions and investment limitations imposed on the Portfolio by the Code and the 1940 Act, respectively. The following chart illustrates how the performance of the Account compares to the average performance of the Euro Index for each of the three quarters ended September 30, 1997 and for the period from January 1, 1997 to September 30, 1997. The performance results of the Account described below could have been adversely affected if the Account had been regulated as an investment company under the federal tax and securities laws.


                   ICAP's Account Performance vs. Euro Index
                     Performance through September 30, 1997


                              Total Return
                             --------------

              Time Period         ICAP Account         Euro Index
              -----------         ------------         ----------
              1st Quarter             6.6%                4.9%
              2nd Quarter            13.6%                8.9%
              3rd Quarter            10.4%                8.3%
         1/1/97 - 9/30/97            33.7%               23.7%

The ICAP performance presented above reflects the performance of the Account reduced by the estimated annual total operating expenses (before waivers and/or reimbursements) for the Euro Select Portfolio as set forth in "SUMMARY OF PORTFOLIO EXPENSES." The Euro Index returns assume reinvestment of all dividends paid by the stocks included in the index net of foreign withholding taxes, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Account performance represents ICAP's past performance in managing a private account and should not be interpreted as indicative of future performance of the Euro Select Portfolio.

                       INVESTMENT OBJECTIVES AND POLICIES

The initial step in the investment process focuses on top-down research. ICAP develops an economic framework (including an interest rate, inflation and business cycle outlook) and analyzes strategic economic and/or industry themes to identify appropriate investments.

The key to the investment process is bottom-up stock selection and the identification of a catalyst. A variety of proprietary research techniques and computer models are used to search for issuers possessing the best relative value based on proprietary price/earnings projections and analysis of earnings momentum. Furthermore, a clear catalyst, either stock-specific, industry or economic, which ICAP believes will trigger significant price appreciation in a definable time period must exist. In order to enhance its internal research, ICAP also utilizes a wide variety of external sources for investment information including recognized strategists, economists, technical and fundamental analysts, corporate executives and industry sources.

For each investment, ICAP establishes an upside price target and a downside risk potential. This strategy allows for continuous monitoring of fundamental conditions and stock price performance. Although ICAP typically expects the investment potential of each investment to be realized over a nine to fifteen month time period, it is not unusual for equities to be held for a longer period if the potential is justified. Investments that underperform the market are reviewed intensively. If the risk/reward of a particular investment becomes unattractive or the reasons for owning the security no longer appear valid, the investment is typically sold expeditiously to avoid future underperformance.

The investment objectives presented below may not be changed without shareholder approval. Since all investments are subject to inherent market risks, there is no assurance that these objectives will be realized. Except for each Portfolio's investment objective and the investment restrictions enumerated in the Company's Statement of Additional Information, a Portfolio's investment policies may be changed without a vote of the Portfolio's shareholders.


                         DISCRETIONARY EQUITY PORTFOLIO

                              Investment Objective

The Discretionary Equity Portfolio's investment objective is to seek a superior total return with only a moderate degree of risk. This investment objective is relative to and measured against the S&P 500; the Portfolio seeks to achieve a total return greater than the S&P 500 with an equal or lesser degree of risk than the S&P 500. The distinction between the Discretionary Equity Portfolio and the Equity Portfolio is that the Discretionary Equity Portfolio may invest up to 35% of its total assets and, for temporary defensive purposes, up to 100% of its total assets, in cash and short-term fixed income securities while the Equity Portfolio intends to be virtually fully invested in equity securities at all times.

                              Investment Policies

The Discretionary Equity Portfolio will seek, under normal market conditions, to achieve its investment objective by investing its assets primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $500 million, which include, but are not limited to, common stocks; preferred stocks; warrants to purchase common or preferred stocks; ADRs; and securities convertible into common or preferred stocks, such as convertible bonds and debentures rated Baa or higher by Moody's Investors Service ("Moody's"), BBB or higher by Standard & Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch Investors Service, Inc. ("Fitch"), or securities of comparable quality as determined by ICAP (i.e., investment-grade debt securities). Under normal market conditions, the Discretionary Equity Portfolio will invest at least 65% of the value of its total assets in equity securities. In addition, the Discretionary Equity Portfolio may invest up to 35% of its total assets in cash and short-term fixed income securities for any purpose, including pending investment or reinvestment, and may invest up to 100% of its total assets in such instruments as a temporary defensive measure.


                                EQUITY PORTFOLIO

                              Investment Objective

The Equity Portfolio's investment objective is to seek a superior total return with only a moderate degree of risk. This investment objective is relative to and measured against the S&P 500; the Portfolio seeks to achieve a total return greater than the S&P 500 with an equal or lesser degree of risk than the S&P
500. The Equity Portfolio intends to be virtually fully invested at all times with only nominal cash or short-term fixed income positions held at any time. If cash or short-term fixed income securities are held, however, the purpose of such holdings would be to meet anticipated redemption requests, pay expenses and pending investment, which, in any case, generally would not exceed 5% of the Equity Portfolio's total assets. The Equity Portfolio may, however, temporarily exceed this 5% limitation, but only in circumstances pending investment and only for short periods of time. Because the Equity Portfolio will hold only nominal cash and short-term fixed income positions, it may be subject to greater risk in times of market volatility than the other Portfolios.

                              Investment Policies

The Equity Portfolio will seek to achieve its investment objective by investing its assets primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $500 million, which include, but are not limited to, common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; ADRs; and securities convertible into common or preferred stocks, such as convertible bonds and debentures which are rated investment grade. Under normal market conditions, at least 65% of the value of the Equity Portfolio's total assets will be invested in such equity securities. The Equity Portfolio will only hold cash or short-term fixed income securities to meet anticipated redemption requests, pay expenses and pending investment. As a result, the Equity Portfolio's investment in such securities generally will not exceed 5% of its total assets.


                            SELECT EQUITY PORTFOLIO

                              Investment Objective

The Select Equity Portfolio's investment objective is to seek a superior total return. This investment objective is relative to and measured against the S&P 500; the Portfolio seeks to achieve a total return greater than the S&P 500. Under normal market conditions, the Select Equity Portfolio will invest at least 65% of its total assets in U.S. dollar-denominated equity securities of companies with market capitalizations of $500 million or more. At any time, the Select Equity Portfolio will be invested in a relatively limited number of securities and/or companies.

                              Investment Policies

The Select Equity Portfolio will seek to achieve its investment objective by investing its assets in U.S. dollar-denominated equity securities of at least 15 companies with market capitalizations of $500 million or more. These securities include, but are not limited to, commons stocks; preferred stocks; warrants to purchase common or preferred stocks; ADRs; and securities convertible into common or preferred stocks, such as convertible bonds and debentures which are rated investment grade. Under normal market conditions, the Select Equity Portfolio will invest at least 65% of its total assets in such securities. In addition, the Select Equity Portfolio may invest up to 35% of its total assets in cash and short-term fixed income securities for any purpose, including pending investment or reinvestment, and may invest up to 100% of its total assets in such instruments as a temporary defensive measure.


                             EURO SELECT PORTFOLIO

                              Investment Objective

The Euro Select Portfolio's investment objective is to seek a superior total return with income as a secondary objective. This investment objective is relative to and measured against the Euro Index; the Euro Select Portfolio seeks to achieve a total return greater than the Euro Index. Under normal market conditions, the Euro Select Portfolio will invest at least 65% of its total assets in equity securities, predominately ADRs, of established European companies with market capitalizations of $1 billion or more. At any time, the Euro Select Portfolio will be invested in a relatively limited number of securities and/or companies.

                              Investment Policies

The Euro Select Portfolio will seek to achieve its investment objective by investing its assets in the equity securities of at least 15 companies which generally pay dividends and which have market capitalizations of $1 billion or more. These securities include, but are not limited to, common stocks; preferred stocks; warrants to purchase common or preferred stocks; ADRs; and securities convertible into common or preferred stocks, such as convertible bonds and debentures which are rated investment grade. Under normal market conditions, the Euro Select Portfolio will invest at least 65% of its total assets in such securities. In addition, the Euro Select Portfolio may invest up to 35% of its total assets in cash and short-term fixed income securities for any purpose, including pending investment or reinvestment, and may invest up to 100% of its total assets in such instruments as a temporary defensive measure.

                        INVESTMENT TECHNIQUES AND RISKS

None of the Portfolios will invest more than 5% of their net assets in any one of the following types of investments: investment-grade debt securities; non-investment grade debt securities (commonly referred to as "junk bonds"); illiquid securities; and transactions in short sales against the box.

                       Short-Term Fixed Income Securities

The Discretionary Equity, Select Equity and Euro Select Portfolios may invest up to 35% of their respective total assets in cash and short-term fixed income securities, while the Equity Portfolio may generally not invest more than 5% of its total assets in such instruments. In addition, when ICAP believes that market conditions warrant, the Discretionary Equity, Select Equity and Euro Select Portfolios may invest up to 100% of their respective total assets in such instruments for temporary defensive purposes. Short-term fixed income securities must be rated at least A or higher by S&P, Moody's or Fitch or A- or higher by D&P or determined by ICAP to be of comparable quality, and include, without limitation, the following securities, each of which has a stated maturity of one year or less from the date of purchase unless otherwise indicated: U.S. government securities, including bills, notes and bonds, differing as to maturity and rate of interest, which are either issued or guaranteed by the U.S. Treasury or U.S. governmental agencies or instrumentalities; certificates of deposit issued against funds deposited in a U.S. or foreign bank and its subsidiaries and branches, or a U.S. savings and loan association; bank time deposits, which are monies kept on deposit with U.S. and foreign banks and their subsidiaries and branches, or U.S. savings and loan associations for a stated period of time at a fixed rate of interest; bankers' acceptances which are short-term credit instruments used to finance commercial transactions; commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated A-1 or better by S&P, Prime-1 or better by Moody's, Duff 2 or higher by D&P, or Fitch 2 or higher by Fitch; and repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities. Repurchase agreements could involve certain risks in the event of the default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio's ability to dispose of the underlying securities.

                             When-Issued Securities

Each Portfolio may invest without limitation in securities purchased on a when-issued or delayed delivery basis ("when-issued securities"). Although the payment and terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows a Portfolio to lock in a fixed price on a security it intends to purchase. Each Portfolio will segregate and maintain cash; or other liquid assets in an amount at least equal to the amount of outstand ing commitments for when-issued securities at all times. Such securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

                                    Warrants

Each Portfolio may invest without limitation in warrants. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

                          ADRs and Foreign Securities

Each Portfolio may invest without limitation in ADRs and other foreign instruments denominated in U.S. dollars. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), which evidence ownership interests in a security or pool of securities issued by a foreign company which have been deposited with the depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and a foreign company, whereas unsponsored ADRs may be established by a depositary without participation by the underlying foreign company. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications, including financial statements, received from the foreign company or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. While the Portfolios may invest without limitation in sponsored or unsponsored ADRs, the ADRs purchased by the Portfolios will generally be sponsored. In addition to ADRs, the Euro Select Portfolio may invest directly and without limitation in foreign securities.

Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. An investment in ADRs is subject to some of the same risks as direct investments in foreign securities. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investment include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the illiquidity and volatility of foreign securities markets; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

                        Options and Futures Transactions

Each Portfolio may engage in options and futures transactions which are sometimes referred to as "derivative" transactions. A Portfolio's options and futures transactions may include instruments such as stock index options and futures contracts. Such transactions may be used for several reasons, including hedging unrealized portfolio gains. The Commodity Futures Trading Commission (the "CFTC") regulates the trading of futures and options on futures transactions. The Portfolios will only engage in futures and options on futures transactions which must, pursuant to regulations promulgated by the CFTC, constitute bona fide hedging or other permissible risk management transactions and will not enter into such transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Portfolio's net assets. In addition, with respect to both its options and futures (including options on futures) transactions, no Portfolio will enter into any such transaction if more than 30% of a Portfolio's net assets would be committed to such instruments. A Portfolio may hold an options or futures position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available. If a Portfolio cannot close out a position, it may suffer a loss apart from any loss or gain experienced at the time the Portfolio decided to close the position. When required by guidelines of the SEC or the CFTC, a Portfolio will set aside permissible liquid assets in a segregated account to secure its potential obligations under its options or futures positions.

The use of derivative instruments, such as options and futures, involves risks and special considerations which include, among others, the following:

                                Correlation Risk

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged.

                                 Liquidity Risk

Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

In addition to the foregoing risks, there is the risk of potentially unlimited losses that may result from investing in certain derivatives. For additional information, please see the Statement of Additional Information.

                     Foreign Currency Hedging Transactions

The Euro Select Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts and options thereon. See "OPTIONS AND FUTURES TRANSACTIONS," above. Forward contracts provide for the purchase, sale or exchange of an amount of a specified foreign currency at a future date. The Euro Select Portfolio will enter into forward contracts for hedging purposes only; that is, only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations between trade and settlement dates, dividend declaration and distribution dates and purchase and sale dates. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts and options thereon traded in the U.S. are traded on regulated exchanges. Parties to a futures contract must make "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price, and may be required to make "variation" margin deposits as the value of the futures contract fluctuates. The Euro Select Portfolio will enter into foreign currency futures and options transactions for hedging and other permissible risk management purposes only and may segregate assets to cover its futures contracts obligations.

At the maturity of a forward or futures contract, the Euro Select Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on an exchange. The Euro Select Portfolio will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the Euro Select Portfolio may suffer a loss.

The Euro Select Portfolio may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Portfolio the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Portfolio the right to purchase a currency at the exercise price until the expiration of the option. The Euro Select Portfolio will not enter into foreign currency forwards, futures or related options on futures contracts if, along with the Portfolio's investments in other options, more than 30% of its net assets would be committed to such instruments.

                    Non-Diversification of the Select Equity
                           and Euro Select Portfolios

The Select Equity and Euro Select Portfolios are "non-diversified" and, as such, are permitted to invest their respective assets in a more limited number of issuers than other investment companies. Under the Code, however, for income tax purposes, neither Portfolio may (i) invest more than 25% of its total assets in the securities of any one company or in the securities of any two or more companies controlled by the Portfolio which, pursuant to regulations under the Code, may be deemed to be engaged in the same, similar or related trades or businesses, and (ii) with respect to 50% of its total assets, invest more than 5% of its total assets in the securities of any one company or own more than 10% of the outstanding voting securities of a single company. Thus, as a "non-diversified" fund, each Portfolio may invest (i) up to 50% of its total assets in the securities of as few as two companies, up to 25% each, so long as the Portfolio does not control the two companies and the two companies are engaged in different businesses, and (ii) up to 50% of its total assets in the securities of as few as ten companies, up to 5% each, so long as the Portfolio does not own in excess of 10% of any company's outstanding voting stock. This practice involves an increased risk of loss to the Select Equity and Euro Select Portfolios if the market value of a security should decline or its issuer were otherwise unable to meet its obligations.

                               Portfolio Turnover

The Discretionary Equity and Equity Portfolios' historical portfolio turnover rate is listed under "FINANCIAL HIGHLIGHTS." Under normal market conditions, each of these Portfolios anticipate that its portfolio turnover rate will generally not exceed 150% and is expected to be between 100% and 125%. The Select Equity and Euro Select Portfolios anticipate that their respective portfolio turnover rates will generally not exceed 200% and are expected to be between 100% and 150%. A turnover rate of 100% would occur, for example, if all of the securities held by a Portfolio were replaced within one year. In the event a Portfolio has a turnover rate of 100% or more in any year, it would result in the payment by the Portfolio of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. See "DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT."


                            INVESTMENT RESTRICTIONS

The Company has adopted several restrictions on the investments and other activities of the Portfolios that may not be changed without shareholder approval. For example, no Portfolio may:

(1) Borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings); or

(2) Act as an underwriter of another issuer's securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

In addition, since the Discretionary Equity and Equity Portfolios are "diversified," neither Portfolio may, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result,
(i) more than 5% of the Portfolio's total assets would be invested in securities of that issuer or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

For additional investment restrictions, see the Company's Statement of Additional Information.


                                   MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors is responsible for managing the Company's business and affairs. The Company has entered into an investment advisory agreement with ICAP dated as of December 30, 1994, as amended (the "Advisory Agreement"), pursuant to which ICAP manages the investments and business affairs of each of the Portfolios, subject to the supervision of the Company's Board of Directors. The Board of Directors also oversees duties required by applicable state and federal law.

ICAP, an independent investment advisory firm, was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606. With respect to the Advisory Agreement as it relates to the Discretionary Equity and Equity Portfolios, each Portfolio compensates ICAP for its investment advisory services at the annual rate of 0.80% of the Portfolio's average net assets. For the year ended December 31, 1996, ICAP voluntarily agreed to waive its management fee and/or reimburse each Portfolio's operating expenses to the extent necessary to ensure that neither Portfolio's total operating expenses exceeded 0.80% of the Portfolio's average net assets. ICAP has voluntarily agreed to continue this waiver/reimbursement policy for the year ending December 31, 1997 and for an indefinite amount of time beyond that date. Any such waiver or reimbursement will have the effect of lowering the overall expense ratio for the Portfolio and increasing the Portfolio's overall return to investors for the time any such amounts were waived and/or reimbursed. For the year ended December 31, 1996, after waivers and reimbursements, these expenses totaled 0.80% of each Portfolio's average net assets.

With respect to the Advisory Agreement as it relates to the Select Equity and Euro Select Portfolios, the Select Equity Portfolio compensates ICAP for its investment advisory services at the annual rate of 0.80% of the Portfolio's average net assets, while the Euro Select Portfolio compensates ICAP at the annual rate of 1.00% of the Portfolio's average net assets. For the year ending December 31, 1998 and for an indefinite amount of time beyond that date, ICAP has voluntarily agreed to waive its management fee and/or reimburse each Portfolio's operating expenses to the extent necessary to ensure that the Select Equity Portfolio's total operating expenses do not exceed an annual rate of 0.80% of the Portfolio's average net assets, and the Euro Select Portfolio's total operating expenses do not exceed an annual rate of 1.00% of the Portfolio's average net assets.

The investment decisions for each Portfolio are made through a team approach, with all of the ICAP investment professionals contributing to the process. Each of the officers and other investment professionals of ICAP has developed an expertise in at least one functional investment area, including equity research, strategy, fixed income analysis, quantitative research, technical research and trading. A key element in the decision-making process is a formal investment committee meeting generally held several times each week and attended by all the investment professionals. At this meeting, a comprehensive review of ICAP's investment position is undertaken. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, each asset sector and each individual security holding are reviewed to verify their continued appropriateness. Investment recommendations are presented to the committee for decisions.

ICAP provides continuous advice and recommendations concerning each Portfolio's investments and is responsible for selecting the broker/dealers who execute the portfolio transactions. In executing such transactions, ICAP seeks to obtain the best net results for the Portfolios. ICAP provides office space for the Company and pays the salaries, fees and expenses of all officers and directors of the Company who are interested persons of ICAP. ICAP also serves as investment adviser to pension and profit-sharing plans, and other institutional and private investors. As of November 30, 1997, ICAP had approximately $10 billion under management. Mr. Robert H. Lyon, President of ICAP, owns shares representing 51% of the voting rights of ICAP, which constitutes a controlling interest.


                             HOW TO PURCHASE SHARES

Shares of the Portfolios are offered and sold on a continuous basis at the next offering price calculated after receipt of the purchase order by the Portfolio. This price is the net asset value of the Portfolio and is determined as of the close of trading (generally 4:00 p.m., Eastern Time, or the close of the New York Stock Exchange (the "NYSE") if different) on each day the NYSE is open. See "DETERMINATION OF NET ASSET VALUE." The price at which your purchase will be effected is based on the Portfolio's net asset value next determined after the Portfolio receives your request in proper form. A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

The minimum initial investment required by each Portfolio is $10,000. Subsequent investments may be made by mail or wire with a minimum subsequent investment of $1,000. The Company reserves the right to change or waive these minimums at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

Payment may be delayed for up to seven business days on redemption requests for recent purchases made by check in order to ensure that the check has cleared. This is a security precaution only and does not affect your investment.

                      Initial Investment - Minimum $10,000

You may purchase shares of a Portfolio by completing a Purchase Application (which can be obtained by calling 1-888-221-ICAP (1-888-221-4227)) and mailing it along with a check or money order payable to "ICAP Funds" to: ICAP Funds, Inc., c/o Sunstone Investor Services, LLC (the "Transfer Agent"), P.O. Box
2160, Milwaukee, Wisconsin 53201-2160. For overnight deliveries, please use 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. Pur chases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. Cash, credit cards, third party checks and credit card checks will not be accepted. If your check does not clear, you will be charged a $23 service fee. You will also be responsible for any losses suffered by the Portfolio as a result. All applications to purchase shares of a Portfolio are subject to acceptance by the Company and are not binding until so accepted. The Company reserves the right to decline to accept a purchase order application in whole or in part.

Alternatively, you may place an order to purchase shares of a Portfolio through a broker/dealer. Broker/dealers may charge a transaction fee for placing orders to purchase Portfolio shares. It is the responsibility of the broker/dealer to place the order with the appropriate Portfolio on a timely basis.

In addition, you may purchase shares of a Portfolio by wire. To purchase shares by wire transfer, please follow the wire instructions listed on the next page.

                    Subsequent Investments - Minimum $1,000

Additions to your account in amounts of $1,000 or more may be made by mail or by wire. When making an additional purchase by mail, enclose a check payable to "ICAP Funds" along with the additional investment form provided on the lower portion of your account statement and send both the check and the form to ICAP Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2160, Milwaukee, Wisconsin 53201-2160. For overnight deliveries, please use 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. To make an additional purchase by wire, please follow the wire instructions listed below.

                               Wire Instructions

To establish a new account by wire transfer, please call the Transfer Agent at 1-888-221-ICAP (1-888-221-4227). The Transfer Agent will assign an account number to you at that time.

Initial and subsequent investments should be wired through the Federal Reserve System as follows:

          UMB Bank, n.a.
          ABA Number 101000695
          For credit to ICAP Funds, Inc.
          Account Number 987-0609665
          For further credit to ICAP Funds, Inc.
          (investor account number)
          (name or account registration)
          (Social Security or Taxpayer Identification Number)
          (identify which Portfolio to purchase)

Wired funds are considered received and accepted on the day they are deposited in the Portfolio's account if they reach the account by the Portfolio's cut-off time for purchases and all required information is provided in the wire instructions. The Company is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

                           Automatic Investment Plan

The Company offers an Automatic Investment Plan (the "AIP") whereby you may automatically make purchases of Portfolio shares on a regular, convenient basis ($250 minimum per transaction). A $5,000 minimum initial investment must be met before the AIP may be established. In addition, the Company requires 10 business days after receipt of your request to initiate the AIP to verify your account information. Under the AIP, your designated bank or other financial institution debits a preauthorized amount in your account each month and applies the amount to the purchase of Portfolio shares. No service fee is currently charged by the Company for participating in the AIP; however, a $23 fee will be imposed by the Transfer Agent if sufficient funds are not available in your account at the time of the automatic transaction. Applications to establish the AIP are available from the Transfer Agent. Investors who wish to make a change in investments made through the AIP may do so by calling 1-888-221-ICAP (1-888-221-4227).


                              HOW TO REDEEM SHARES

You may request redemption of part or all of your Portfolio shares at any time. The price you receive will be the net asset value next determined after the Portfolio receives your request in proper form. Once your redemption request is received in proper form, the Portfolio normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven business days after receipt of a redemption request. In addition, payment may be delayed for up to seven business days on redemption requests for recent purchases made by check in order to ensure that the check has cleared. In addition to the redemption procedures described below, redemptions may also be made through broker/dealers who may charge a commission or other transaction fee.
                               Written Redemption

You may redeem your Portfolio shares by mailing a written, unconditional request to: ICAP Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2160, Milwaukee, Wisconsin 53201-2160. For redemption requests sent via overnight delivery, please use 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. If your redemption request is inadvertently sent to ICAP, the investment adviser to the Portfolios, it will be forwarded to Sunstone Investor Services, LLC, but the effective date of redemption will be delayed until the request is received by Sunstone Investor Services, LLC. The request must: (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Portfolio shares or dollar amount to be redeemed. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. In case you have any questions concerning the nature of such documentation, the Transfer Agent should be contacted at 1-888-221-ICAP (1-888-221-4227). Redemption proceeds may be wired to a commercial bank authorized on your account application. However, you will be charged a $10.00 service fee for such wire redemptions.

                              Telephone Redemption

You may also redeem your Portfolio shares via telephone by simply calling the Transfer Agent at 1-888-221-ICAP (1-888-221-4227). You may redeem between $500 and $50,000 per account per day by telephone. You must make your telephone redemption request by 3:00 p.m., Central Time. If you did not authorize telephone redemptions in your original Purchase Application, you may do so by contacting the Transfer Agent and requesting the relevant documentation necessary to authorize such transactions; a signature guarantee will be required at that time. Proceeds from telephone redemptions will be mailed or wired only to your address or bank of record. You should realize that in using the telephone redemption service, you may be giving up a measure of security that you may have had if you redeemed your Portfolio shares in writing. Neither the Company nor its agents will be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Reasonable procedures will be employed on behalf of each Portfolio to confirm that instructions communicated by telephone are genuine. Such procedures may include providing written confirmation of telephone transactions, tape recording telephone instructions or requiring specific personal information prior to acting upon telephone instructions.


                           Systematic Withdrawal Plan

You may set up automatic withdrawals from your Portfolio account at regular intervals. To begin distributions, you must have an initial balance of $10,000 in your account and withdraw at least $1,000 per payment. To establish the Systematic Withdrawal Plan ("SWP"), you must complete a SWP Application and return it to ICAP Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2160, Milwaukee, Wisconsin 53201-2160. For overnight delivery, please use 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. Redemptions will take place on the 5th and/or 20th day of the month (or the following business day), as indicated on your SWP Application. Depending upon the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the SWP will be terminated.

                              Signature Guarantees

As a protection to both you and the Company, the Company requires a signature guarantee for all authorized owners of an account: (i) if you request that redemption proceeds be mailed or wired to a person other than the registered owner(s) of the shares; (ii) if you request that redemption proceeds be mailed or wired to other than the address or bank account of record; or (iii) if you submit a redemption request within 30 days of an address change. A signature guarantee may be obtained from any eligible guarantor institu tion, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms and others. Please note that a notary public stamp or seal is not acceptable.

Your account may be terminated by the Company on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $1,000. Upon any such termination, a check for the redemption proceeds will be sent to the account of record within seven business days of the redemption.


                               EXCHANGE PRIVILEGE

You may exchange your shares in a Portfolio for shares in any other Portfolio of the Com pany at any time by written request. You may also make exchange requests by telephone. If you did not authorize the use of the telephone exchange service in your original Purchase Application, you may do so by contacting the Transfer Agent and requesting the relevant documentation necessary to authorize such service. The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt and acceptance of instructions for exchange. AN EXCHANGE FROM ONE PORTFOLIO TO ANOTHER IS TREATED THE SAME AS AN ORDINARY SALE AND PURCHASE FOR FEDERAL INCOME TAX PURPOSES AND YOU WILL REALIZE A CAPITAL GAIN OR LOSS. THIS IS NOT A TAX-FREE EXCHANGE. Written exchange requests should be directed to: ICAP Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2160, Milwaukee, Wisconsin 53201-2160. For exchange requests sent via overnight delivery, please use 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. Telephone exchange requests may be made by calling the Transfer Agent at 1-888-221-ICAP (1-888-221-
4227). Neither the Company nor its agents will be liable for following exchange instructions communicated by telephone that they reasonably believe to be genuine. Reasonable procedures will be employed on behalf of each Portfolio to confirm that instructions communicated by telephone are genuine. Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Portfolios or their investors. The Company reserves the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.



                         TAX-SHELTERED RETIREMENT PLANS

Through its custodian, UMB Bank, n.a. (the "Custodian"), the Company offers several qualified retirement plans for adoption by individuals and employers (including, but not limited to, IRAs, SEP-IRAs and Roth IRAs). For further information, please call 1-888-221-ICAP (1-888-221-4227) or write to ICAP Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2160, Milwaukee, Wisconsin 53201-2160.


                            DIVIDENDS, CAPITAL GAIN
                        DISTRIBUTIONS AND TAX TREATMENT

Each Portfolio intends to operate as a "regulated investment company" under Subchapter M of the Code, and therefore will not be liable for federal income taxes to the extent earnings are distributed on a timely basis.

FOR FEDERAL INCOME TAX PURPOSES, ALL DIVIDENDS PAID BY THE PORTFOLIOS AND NET REALIZED SHORT-TERM CAPITAL GAINS ARE TAXABLE AS ORDINARY INCOME WHETHER REINVESTED OR RECEIVED IN CASH UNLESS YOU ARE EXEMPT FROM TAXATION OR ENTITLED TO A TAX DEFERRAL. DISTRIBUTIONS PAID BY A PORTFOLIO FROM NET CAPITAL GAINS, WHETHER RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES, ARE TAXABLE AS A CAPITAL GAIN. The capital gain holding period is determined by the length of time the Portfolio has held the security and not the length of time you have held shares in the Portfolio. Investors are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

Dividends are usually distributed quarterly and capital gains, if any, are usually distributed annually in December. When a dividend or capital gain is distributed, a Portfolio's net asset value decreases by the amount of the payment. IF YOU PURCHASE SHARES SHORTLY BEFORE A DISTRIBUTION, YOU WILL BE SUBJECT TO INCOME TAXES ON THE DISTRIBUTION, EVEN THOUGH THE VALUE OF YOUR INVESTMENT (PLUS CASH RECEIVED, IF ANY) REMAINS THE SAME. All dividends or capital gain distributions will automatically be reinvested in Portfolio shares at the then prevailing net asset value unless an investor specifically requests that dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: ICAP Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2160, Milwaukee, Wisconsin 53201-2160. For overnight deliveries, please use 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. Such notice must be received at least five days prior to the record date of any dividend or capital gain distribution. Income dividends and capital gain distributions received in cash may only be sent by wire if in amounts of $500 or more.

If you do not furnish the Company with your correct Social Security Number or Taxpayer Identification Number, or if required by another section of the Code, the Company is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

                        DETERMINATION OF NET ASSET VALUE

Each Portfolio's net asset value per share is determined as of the close of trading of the NYSE (generally 4:00 p.m., Eastern Time, unless the NYSE closes at a different time) on each day the NYSE is open for business. Purchase orders received or shares tendered for redemption on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. A Portfolio's net asset value is not required to be calculated on days during which a Portfolio receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of the Portfolio's total assets, including interest or dividends accrued but not yet collected, less all liabilities and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining the net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day and securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Other exchange traded securities (generally foreign securities) will be valued based on market quotations.

Securities quoted in foreign currency will be valued in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily net asset value per share is determined. Although foreign assets are valued in U.S. dollars on a daily basis, foreign assets are not converted into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in the calculation of a Portfolio's net asset value on that day. If events that materially affect the value of a Portfolio's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Company or its delegate. Certain of the securities holdings of the Portfolios may, from time to time, be listed primarily on foreign exchanges that trade on other days than those on which the NYSE is open for business (i.e., Saturday). As a result, the net asset value of the applicable Portfolio may be significantly affected by such trading on days when investors cannot effect transactions in their accounts.

Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors or its delegate. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost and, thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the value of the security. Regardless of the method employed to value a particular security, all valuations are subject to review by the Company's Board of Directors or its delegate who may determine the fair value of a security pursuant to the Company's pricing procedures.

                              SHAREHOLDER REPORTS

You will be provided at least semi-annually with a report showing the Portfolio's or Portfolios' holdings and annually after the close of the Company's fiscal year, which ends December 31, with an annual report containing audited financial statements. In addition, an individual account statement will be sent to you by the Transfer Agent at least quarterly. You will also receive an annual statement after the end of the calendar year listing all transactions in shares of the Portfolios during such year.

If you have questions about your account(s), the Portfolios or the Company, you should call the Transfer Agent at 1-888-221-ICAP (1-888-221-4227) or write to ICAP Funds, Inc., c/o Sunstone Investor Services, LLC, P.O. Box 2160, Milwaukee, Wisconsin 53201-2160.


                            FINANCIAL INTERMEDIARIES

Broker/dealers, financial institutions and other financial intermediaries that have entered into agreements with ICAP may enter purchase or redemption orders on behalf of their customers. If you purchase or redeem shares of a Portfolio through a financial intermediary, certain features of the Portfolio relating to such transactions may not be available or may be modified in accordance with the terms of the intermediaries' agreement with ICAP. In addition, certain operational policies of a Portfolio, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Portfolio and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, a Portfolio may pay, directly or indirectly through arrangements with ICAP, amounts to financial intermediaries that provide transfer agent and/or other administrative services relating to the Portfolio to their customers provided, however, that the Portfolio will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Portfolio. Certain financial intermediaries may charge a commission or other transaction fee for their services. You will not be charged for such fees if you purchase or redeem your Portfolio shares directly from a Portfolio without the intervention of a financial intermediary.


                                  ORGANIZATION

The Company was organized as a Maryland corporation on November 1, 1994. The Company is authorized to issue 200,000,000, $.01 par value shares, in addition to the 100,000,000, $.01 par value shares of the Discretionary Equity Portfolio, the 100,000,000, $.01 par value shares of the Equity Portfolio, the 50,000,000, $.01 par value shares of the Select Equity Portfolio and the 50,000,000, $.01 par value shares of the Euro Select Portfolio. The assets belonging to the Discretionary Equity, Equity, Select Equity and Euro Select Portfolios are held separately by the Custodian, and if the Company were to issue additional series, each additional series would be held separately. In effect, each series is a separate portfolio.

Each share, irrespective of Portfolio, is entitled to one vote on all questions, except that matters affecting only one Portfolio are voted upon only by that Portfolio. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.

The Company will not hold annual shareholders meetings except when required by the 1940 Act. The Company has adopted procedures in its Bylaws for the removal of directors by the shareholders as well as by the Board of Directors. As of November 30, 1997, no person owned a controlling interest in the Company.


                               ADMINISTRATOR AND
                                FUND ACCOUNTANT

Pursuant to an Administration and Fund Accounting Agreement, Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202-5712, calculates the daily net asset value of each Portfolio and provides administrative services (which include clerical, compliance and regulatory services such as filing all federal income and excise tax returns and state income tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals). For the foregoing, the Administrator receives from the Portfolios a fee, computed daily and payable monthly based on each Portfolio's average annual net assets at the annual rate of .175 of 1% on the first $50,000,000, .10 of 1% on the next $50,000,000, .05 of 1% on the next $150,000,000 and .03 of 1% on average annual net assets in excess of $250,000,000, subject to an annual aggregate minimum from all Portfolios of $230,000, plus out-of-pocket expenses.


                          CUSTODIAN AND TRANSFER AGENT

UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64141-6226 acts as Custodian of each Portfolio's assets. Sunstone Investor Services, LLC, 207 East Buffalo Street, Suite 315, P.O. Box 2160, Milwaukee, Wisconsin 53201-2160 acts as Dividend-Disbursing and Transfer Agent for the Portfolios.


                        COMPARISON OF INVESTMENT RESULTS

Each Portfolio may, from time to time, compare its investment results to various passive indices or other mutual funds and cite such comparisons in reports to shareholders, sales literature and advertisements. The results may be calculated on the basis of average annual total return, total return or cumulative total return.

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of, any realized and unrealized appreciation or depreciation of the underlying investments in each Portfolio over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period. Cumulative total return simply reflects a Portfolio's performance over a stated period of time.

Average annual total return, total return and cumulative total return are based upon the historical results of each Portfolio and are not necessarily representative of the future performance of the respective Portfolio. Additional information concerning the performance of the Discretionary Equity and Equity Portfolios appears in the Annual and Semi-Annual Report of the Discretionary Equity and Equity Portfolios, a copy of which may be obtained without charge by calling or writing to the Company. Since, as of the date hereof, the Select Equity and Euro Select Portfolios have not commenced operations, performance information is not yet available for such Portfolios.

THE COMPANY RESERVES THE RIGHT TO CHANGE ANY OF THE POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS WITH RESPECT TO ANY PORTFOLIO, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


Directors

Pamela H. Conroy
Senior Vice President, Secretary and Director,
Institutional Capital Corp.

Dr. James A. Gentry
Professor of Finance, University of Illinois

Joseph A. Hays
Retired Vice President/Corporate Relations,
Tribune Company

Robert H. Lyon
President, Chief Investment Officer and Director,
Institutional Capital Corp.

Gary S. Maurer
Executive Vice President and Director,
Institutional Capital Corp.

Harold W. Nations
Partner, Holleb & Coff

Donald D. Niemann
Executive Vice President and Director,
Institutional Capital Corp.

Barbara C. Schanmier
Senior Vice President and Director,
Institutional Capital Corp.


Officers

Robert H. Lyon
President

Pamela H. Conroy
Vice President and Treasurer

Donald D. Niemann
Vice President and Secretary


Investment Adviser

Institutional Capital Corporation
225 West Wacker Drive, Suite 2400
Chicago, Illinois 60606-1229


Custodian

UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64141-6226


Dividend-Disbursing and Transfer Agent

Sunstone Investor Services, LLC
P.O. Box 2160
Milwaukee, Wisconsin 53201-2160


Administrator and
Fund Accountant

Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 400
Milwaukee, Wisconsin 53202-5712


Auditors

Coopers & Lybrand L.L.P.
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-9905


Legal Counsel

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202-3590


ICAP Funds, Inc.   225 West Wacker Drive   Suite 2400   Chicago, Illinois  60606